SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 8, 2005

Date of Report (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962B

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

At a Board of Directors meeting held on February 28, 2005, the Company’s Board of Directors agreed to increase the loan amount available to the Company to $2,500,000 from Mr. Harmel S. Rayat, a Director and majority shareholder of PhytoMedical Technologies, Inc. Proceeds from the loan, which will be drawn down on a “as needed basis” at a rate of prime plus 3%, will fund the Company’s research and development plans, ongoing expenses for salaries, legal and accounting fees and a comprehensive investor relations and branding program, as well as for working capital and other contingencies.

On March 8, 2005, the Company drew down $750,000 from the loan commitment provided by Harmel S. Rayat and issued an unsecured promissory note, which is due on March 8, 2006 and bears an interest rate of 8.50%.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

None.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 10.1 – Unsecured Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYTOMEDICAL TECHNOLOGIES, INC.

/s/ Indy Panchi

Indy Panchi

President and CEO

Date: March 8, 2005

EXHIBIT 10.1

PHYTOMEDICAL TECHNOLOGIES, INC.

PROMISSORY NOTE

$750,000.00

March 8, 2005

     PhytoMedical Technologies, Inc., a Nevada corporation (the "Company"), for value received, hereby promises to pay to Harmel S. Rayat ("Holder") or order, the principal sum of Seven hundred fifty thousand dollars ($750,000.00) with interest as provided below.

     1.   Payment.

     (a) Payment. Subject to the provisions of Section 3 hereof relating to the revision of this Note, principal and accrued interest hereof shall be payable on March 8, 2006 (the "Maturity Date"). Payment hereunder shall be made by the Company to the Holder, at the address as provided to the Company by the Holder in writing, in lawful money of the United States of America. Interest shall accrue with respect to the unpaid principal amount of the loan from the date of this Note until such principal is paid at a rate of eight and one-half percent (8.50%) per annum (computed on the basis of a 365-day year).

     (b) Prepayment. The Company shall have the right at any time and without penalty to prepay, in whole or in part, the principal outstanding and/or the interest accrued hereunder.

2.   Events of Default.

The occurrence of any of the following shall constitute an "Event of Default" under this Note:

    (a) Failure to Pay. The Company shall fail to pay (i) when due any principal payment on the due date hereunder or (ii) any interest or other payment required under the terms of this Note on the date due and such payment shall not have been made within fifteen (15) days of Company's receipt of Holder's written notice to the Company of such failure to pay; or

     (b) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidate or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iii) be dissolved or liquidated in full or in part, (iv) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (v) take any action for the purpose of effecting any of the foregoing; or

     (c) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

3.   Rights of Holder Upon Default.

Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Paragraphs 2(b) and 4(c)) and at any time thereafter during the continuance of such Event of Default, Holder may declare all outstanding Obligations payable by Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. Upon the occurrence or existence of any Event of Default described in Paragraphs 2(b) and 4(c), immediately and without notice, all outstanding Obligations payable by Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.

     4.   Miscellaneous.

     (a) Amendment Provisions. Any provision of this Note other than the principal amount and identity of the Holder may be amended, waived or modified upon the written consent of the Company and the Holder.

     (b) Severability. If any provision of this Note is determined to be invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions of this Note shall not in any way be affected or impaired thereby and this Note shall nevertheless be binding between the Company and the Holder.

     (c) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Nevada.

     (d) Binding Effect. This Note shall be binding upon, and shall inure to the benefit of, the Company and the Holder and their respective successors and assigns; provided, however, that the Company may not assign its obligations hereunder without the Holder's prior written consent.

     (e) Enforcement Costs. The Company agrees to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, the Holder expends or incurs in connection with the enforcement of this Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Note, or the protection or preservation of any rights of the Holder hereunder.

     (f) Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be duly given upon receipt if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery, addressed (i) if to Holder, at the address or facsimile number of such Holder, or at such other address or number as such Holder shall have furnished to the Company in writing, or (ii) if to Company, at Suite 216, 1628 West 1st Avenue, Vancouver, BC, Canada, V6J 1G1, Attention: Chief Financial Officer or at such other address as Company shall furnish to the Holder in writing.

     (g) Payment. Payment shall be made in lawful tender of the United States.

     (h) Headings. Section headings used in this Note have been set forth herein for convenience of reference only. Unless the contrary is compelled by the context, everything contained in each section hereof applies equally to this entire Note.

     IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

PhytoMedical Technologies, Inc.

/s/ Indy Panchi

Name: Indy Panchi

Title: President and CEO